Investment Manager
      Legg Mason Fund Adviser, Inc.                  Report to Shareholders
      Baltimore, MD                                 For the Six Months Ended
                                                       September 30, 1996
Investment Adviser
      Legg Mason Capital Management, Inc.
      Baltimore, MD
                                                               The
Board of Directors                                         Legg Mason
      John F. Curley, Jr., Chairman                         American
      Edward A. Taber, III, President                        Leading
      Richard G. Gilmore                                    Companies
      Charles F. Haugh                                        Trust
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA
                                                    Putting Your Future First
Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Auditors                                    [Legg Mason Logo]
      Ernst & Young LLP                                       FUNDS
      Baltimore, MD



      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      Legg Mason Wood Walker, Incorporated
--------------------------------------------------------------------------------
                            111 South Calvert Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                         410 (bullet) 539 (bullet) 0000




[Recycled Logo] Printed on Recycled Paper

LMF-013
11/96

To Our Shareholders,


     The American Leading Companies Trust's net asset value increased from $12.69 to $13.24 per share during the quarter ended September 30, 1996. The Fund's assets have grown to more than $80 million as of the end of September.

     The Fund seeks to invest at least three-quarters of its assets in the common stocks of large capitalization companies that exhibit the ability to maintain or increase their market share. The balance of its assets may be invested in smaller market capitalization stocks, bonds, or foreign securities.

     On the following pages, J. Eric Leo, the Fund's portfolio manager, reviews the portfolio's structure and comments on the investment outlook.

     The American Leading Companies Trust is Legg Mason's large company growth alternative within its family of value stock funds. It is designed for conservative investors who are most comfortable with large, stable, well-recognized companies. We hope you will consider using the American Leading Companies Trust for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Fund by authorizing automatic, monthly transfers from their bank checking accounts or Legg Mason money market funds. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                              Sincerely,


                                              /s/ Edward A. Taber, III
                                              --------------------------
                                              Edward A. Taber, III
                                              President

November 8, 1996

Portfolio Manager's Comments



           The third quarter remained a favorable period for investors, and equities continued to lead the way. New market highs were recorded during the quarter and equities, as measured by the S&P 500, provided a 3.13% total return over the past three months. As occurred during the previous two quarters, large cap stocks fared the best as institutional portfolio managers continued to seek homes for the unprecedented inflows of funds (largely 401-k related) that have bolstered market averages over the past few years.

           Stock market volatility also increased in the quarter, however, and long interest rates continued to creep upward. Indeed, severe market jitters were experienced early in the quarter following the release of unexpectedly strong new job creation and average hourly wage rate numbers and, peak to trough, the Dow Industrials declined by approximately 10% from late May to mid July. However, continued favorable inflationary news has enabled the equity markets to recoup their recent losses and reach new highs. Additionally, the recent slowdown in economic growth to an estimated 2-2.5% rate for the third quarter from the second quarter's unsustainably strong 4.7% rate has reduced the likelihood of increased inflationary pressure near term. Some market pundits have even referred to it as the "Goldilocks" economy--not too strong and not too soft, rather, just right.

           The Fund's total returns of 4.25% and 14.13% for the quarter and year-to-date exceeded both the S&P 500's returns of 3.09% and 13.49%, and the returns of 2.90% and 13.42% reported for similar growth funds, as measured by Lipper Analytical Services, Inc.

           Intel, which we purchased early this year, was the single best performing stock in the Fund during the quarter. Although many of Intel's customers and competitors have been buffeted at various times over the past year by the continued decline in microprocessor pricing and a slowdown in personal computer demand, Intel's near monopoly position in microprocessors has enabled it to continue to increase market share and gain further benefits from its enormous economies of scale. Longer term, we anticipate Intel will remain a rewarding investment. Monsanto, which was added to the Fund late last year, continued to provide superior investment returns in the recent quarter as well. Through a series of acquisitions and divestitures, Monsanto has dramatically refocused its assets to become a global powerhouse in the emerging life sciences industry by producing genetically-engineered seeds, weed killers, food ingredients, and pharmaceuticals. We expect the company to be the unquestioned leader in this exponentially-growing industry.

           Conversely, AT&T, which recently announced it is experiencing pressure in its core long lines operations, has been under pressure over the past few months. However, AT&T shareholders recently received their pro-rata ownership interest in Lucent Technologies, AT&T's telecommunications equipment manufacturing arm, and Lucent is performing particularly well. The telecommunications industry is undergoing unprecedented changes, and AT&T management currently is refocusing its attention on the company's basic business. We anticipate AT&T's fundamentals and stock performance will improve over the next few quarters. The spinoff of Lucent Technologies was effective October 1, 1996.

           Transactions during the quarter reflected our efforts to reduce the number of portfolio holdings and increase weightings in existing securities which we believe have the best combination of valuation and long-term prospects.

           Only one new issue was added to the Fund, Procter & Gamble, a company well-known and excellently positioned to grow its consumer business globally. Three positions were eliminated: Georgia Pacific, due to our concerns of a slowing economy; TRW because its auto-related business could be negatively impacted by the rising value of the U.S. dollar, especially against the Japanese yen; and lastly, Southern Pacific, which was merged into Union Pacific.

           Major additions were made to the following existing holdings: Bristol Myers, IBM, McCormick, First USA, KLA Instruments and Comsat. Major reductions occurred in Diebold and Microsoft. These are both great companies and excellent performers, but valuations were getting quite full.

           Much to Wall Street's relief, the 1996 presidential election ended with the continuation of the status quo. President Clinton easily won re-election and the Republicans were able to maintain control of the Congress. Wall Street was very happy with the outcome as evidenced by strong rallies in both the bond and stock markets. Prior to the election, the polls favored a Democratic victory in Congress. Investors became nervous, fearing that a Democratic-controlled Congress would increase government spending substantially thereby undermining recent progress in reducing the budget deficit and, more importantly, risk reigniting inflationary pressures.

           Despite the conciliatory tone taken by both parties since the election, resentment levels between the parties persist, especially on the Republican side. Long term, the potential for gridlock in dealing with the high priority problems of social security and medicare is high. Short term, the investment environment is ideal now that the election is over; the economy is slowing, interest rates continue to fall, and stock prices are rising. We wonder, however, how much longer the "Goldilocks" economy can continue. Going forward, the level of economic growth will continue to weigh heavily on the financial markets. A further slowdown in economic growth would continue to reduce inflationary fears, it would also raise the specter of disappointing corporate earnings. Conversely, stronger than expected economic growth would increase the likelihood of rising interest rates and equity valuation compression.

           The current stock market expansion is by far the longest one on record without a meaningful correction. While we believe the longer-term outlook for equities remains attractive, we are sensitive to the possibility that a correction will occur over the next year, and we continue to pay strict attention to valuation levels and company fundamentals in our stock selection. We are very comfortable with the Fund's positioning.

           We are pleased to welcome E. Robert Quasman as a Senior Investment Manager. Bob recently joined Legg Mason Capital Management as Senior Vice President after spending six years as the Director of Research for Legg Mason Wood Walker, Inc. He has over twenty-five years of investment experience as a securities analyst and portfolio manager, and was a member of the Institutional Investor All-American Research Team for thirteen consecutive years. He graduated with honors from Dartmouth College, majoring in government and economics, and received his M.B.A. from
      Columbia University Graduate School of Business. We look forward to working with Bob and are delighted with the investment depth he brings to our organization, and to the American Leading Companies Trust in particular.


                                                                    J. Eric Leo

      November 8, 1996
      DJIA 6219.82

Performance Information
Legg Mason Investors Trust, Inc.
American Leading Companies Trust

Total Return for One Year and Life of Fund, as of September 30, 1996
     The returns shown below are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.
     The fund's total returns as of September 30, 1996 were as follows:

                             Cumulative     Average Annual
                            Total Return      Total Return
--------------------------------------------------------------------------------
  One Year                     +17.31%          +17.31%
  Life of Fund(dagger)         +35.57           +10.37

----------------
(dagger)Fund inception--September 1, 1993.



Selected Portfolio Performance

      Top Ten Holdings
--------------------------------------------------------------------------------
       1.Monsanto Co.
       2.Union Pacific Corporation
       3.Intel Corporation
       4.Avon Products, Inc.
       5.Emerson Electric Company
       6.Aetna Inc.
       7.Corning Incorporated
       8.First USA, Inc.
       9.Western Atlas Inc.
      10.Diebold, Inc.

      Strong Performers for the 3rd quarter 1996*
--------------------------------------------------------------------------------
      Intel Corporation                           +29.96%
      International Business Machines
         Corporation                              +25.76%
      The PMIGroup, Inc.                          +25.00%
      Lucent Technologies Incorporated            +21.12%
      Diebold, Inc.                               +20.98%


Portfolio Changes

      Securities Added
--------------------------------------------------------------------------------
      Procter and Gamble Company



Weak Performers for the 3rd quarter 1996*
--------------------------------------------------------------------------------
      AT&T Corp.                                  -15.73%
      GTE Corporation                             -13.97%
      Philip Morris Companies Inc.                -13.70%
      Comsat Corporation                          -12.98%
      Mattel Inc.                                  -9.61%



      Securities Sold
--------------------------------------------------------------------------------
      Georgia-Pacific Corporation
      TRW Inc.

      * Securities held for the entire quarter.

Statement of Net Assets
Legg Mason Investors Trust, Inc.
American Leading Companies Trust
September 30, 1996  (Unaudited)


      (Amounts in Thousands)              Shares    Value
--------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 95.0%
      Basic Materials -- 4.1%
      Monsanto Co.                            90   $ 3,285

      Capital Goods -- 11.9%
      Corning Incorporated                    60     2,340
      Emerson Electric Company                30     2,704
      Litton Industries, Inc.                 30     1,477(A)
      Raytheon Company                        25     1,391
      Rockwell International Corporation      30     1,691
                                                   -------
                                                     9,603
                                                   -------

      Consumer Cyclicals -- 6.4%
      Alco Standard Corporation               20       998
      Eastman Kodak Company                   18     1,413
      Mattel Inc.                             65     1,682
      Minnesota Mining and
        Manufacturing Company                 15     1,048
                                                   -------
                                                     5,141
                                                   -------

      Consumer Staples -- 16.2%
      American Brands, Inc.                   45     1,901
      Avon Products, Inc.                     60     2,977
      CPC International Inc.                  20     1,498
      Colgate-Palmolive Company               20     1,737
      The Walt Disney Company                 15       951
      McCormick & Company, Incorporated       60     1,402
      Philip Morris Companies Inc.            18     1,616
      Procter and Gamble Company              10       975
                                                   -------
                                                    13,057
                                                   -------

      Energy -- 7.4%
      Texaco Inc.                             20     1,840
      Unocal Corporation                      55     1,980
      Western Atlas Inc.                      35     2,179(A)
                                                   -------
                                                     5,999
                                                   -------

      Financial Services -- 12.8%
      American General Corporation            45     1,699
      Chase Manhattan Corporation             25     2,003
      First USA, Inc.                         40     2,215
      Lincoln National Corporation            30     1,316
      J.P. Morgan & Co. Incorporated          20     1,778
      The PMI Group, Inc.                     25     1,328
                                                   -------
                                                    10,339
                                                   -------



      (Amounts in Thousands)              Shares    Value
--------------------------------------------------------------------------------

      Health Care -- 10.4%
      Aetna Inc.                              38   $ 2,674
      Bristol-Myers Squibb Company            20     1,928
      Eli Lilly and Company                   20     1,290
      Pfizer Inc.                             20     1,582
      Schering-Plough Corporation             15       923
                                                   -------
                                                     8,397
                                                   -------

      Technology -- 15.3%
      AMP Incorporated                        45     1,744
      Diebold, Inc.                           35     2,043
      International Business Machines
        Corporation                           10     1,245
      Intel Corporation                       33     3,149
      KLA Instruments Corporation             90     2,025(A)
      Lucent Technologies Incorporated        25     1,147
      Microsoft Corporation                    8     1,055(A)
                                                   -------
                                                    12,408
                                                   -------

      Telecommunication Services-- 6.5%
      AT&T Corp.                              30     1,567
      Comsat Corporation                      70     1,584
      GTE Corporation                         35     1,347
      MCI Communications Corporation          30       769
                                                   -------
                                                     5,267
                                                   -------

      Transportation -- 4.0%
      Union Pacific Corporation               45     3,274
                                                   -------
      Total Common Stocks and Equity
        Interests
        (Identified Cost--$57,705)                   76,770
--------------------------------------------------------------------------------

Legg Mason Investors Trust, Inc.
American Leading Companies Trust

                                        Principal
      (Amounts in Thousands)              Amount    Value
--------------------------------------------------------------------------------
Repurchase Agreement -- 4.4%
    Prudential Securities, Inc.
        5.75% dated 09-30-96,
        to be repurchased at
        $3,526 on 10-01-96
        (Collateral: $3,842
        Federal National Mortgage
        Association Mortgage-
        backed securities, 6.50%
        due 04-01-26, value $3,632)
        (Identified Cost--$3,526)          $ 3,526   $ 3,526
--------------------------------------------------------------------------------

      Total Investments -- 99.4%
        (Identified Cost-- $61,231)                  80,296
      Other Assets Less Liabilities-- 0.6%              493
                                                    -------
      Net assets consisting of:
      Accumulated paid-in capital
        applicable to 6,101 shares
        outstanding                        61,046
      Undistributed net investment
        income                                 75
      Undistributed net realized gain on
        investments                           603
      Unrealized appreciation of
        investments                        19,065
                                          -------
      Net assets-- 100.0%                           $80,789
                                                    =======

      Net asset value per share                      $13.24
                                                     ======


     (A) Non-income producing

         See notes to financial statements.

Statement of Operations
Legg Mason Investors Trust, Inc.
American Leading Companies Trust
For the Six Months Ended September 30, 1996  (Unaudited)


      (Amounts in Thousands)
-----------------------------------------------------------------------------------------------
Investment Income:
        Dividends                                                   $    756
        Interest                                                          92
                                                                    --------
          Total investment income                                                       $   848

Expenses:
        Management fee                                                   290
        Distribution and service fees                                    386
        Transfer agent and shareholder servicing expense                  37
        Custodian fee                                                     32
        Legal and audit fees                                              24
        Registration fees                                                 18
        Reports to shareholders                                           12
        Organization expense                                               9
        Directors' fees                                                    5
        Other expenses                                                     5
                                                                    --------
                                                                         818
          Less fees waived                                               (65)
                                                                    --------
          Total expenses, net of waivers                                                    753
                                                                                       --------
           Net Investment Income                                                             95

Net Realized and Unrealized Gain on Investments:
        Realized gain on investments                                   2,177
        Increase in unrealized appreciation of investments             4,016
                                                                    --------
      Net Realized and Unrealized Gain on Investments                                     6,193
-----------------------------------------------------------------------------------------------
      Increase in Net Assets Resulting from Operations                                  $ 6,288
                                                                                        =======

      See notes to financial statements.

Statement of Changes in Net Assets
Legg Mason Investors Trust, Inc.
American Leading Companies Trust

                                                                              For the Six         For the Year
                                                                             Months Ended             Ended
      (Amounts in Thousands)                                              September 30, 1996     March 31, 1996
----------------------------------------------------------------------------------------------------------------
                                                                            (Unaudited)
Change in Net Assets:
      Net investment income                                                      $   95                $  472
      Net realized gain (loss) on investments                                     2,177                (1,094)
      Increase in unrealized appreciation of investments                          4,016                13,705
                                                                                 ------                ------
      Increase in net assets resulting from operations                            6,288                13,083

           Distributions to shareholders from net investment income                 (61)                 (608)
      Change in net assets from Fund share transactions                          (1,538)                3,640
                                                                                 ------                ------
          Increase in net assets                                                  4,689                16,115

Net Assets:
      Beginning of period                                                        76,100                59,985
----------------------------------------------------------------------------------------------------------------
      End of period (including undistributed net investment income
        of $75 and $41, respectively)                                           $80,789               $76,100
                                                                                =======               =======


      See notes to financial statements.

Financial Highlights
Legg Mason Investors Trust, Inc.
American Leading Companies Trust


           Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.


                                                        For the Six
                                                        Months Ended                   For the Years Ended March 31,
                                                      September 30, 1996         1996            1995            1994(dagger)
---------------------------------------------------------------------------------------------------------------------------
                                                         (Unaudited)
Per Share Operating Performance:
      Net asset value, beginning of period                   $12.23             $10.18          $ 9.69         $10.00
                                                        -------------------------------------------------------------------
      Net investment income(A)                                 0.02               0.07            0.12          0.059
      Net realized and unrealized gain (loss)
        on investments                                         1.00               2.08            0.48         (0.344)
                                                        -------------------------------------------------------------------
      Total from investment operations                         1.02               2.15            0.60         (0.285)
                                                        -------------------------------------------------------------------
      Distributions to shareholders from
        net investment income                                 (0.01)             (0.10)          (0.11)        (0.025)
                                                        -------------------------------------------------------------------
      Net asset value, end of period                         $13.24             $12.23          $10.18         $ 9.69
                                                        -------------------------------------------------------------------
      Total return                                             8.34%(C)          21.24%           6.24%         (2.86)%(C)


Ratios/Supplemental Data:
      Ratios to average net assets:
        Expenses                                               1.95%(A,B)         1.95%(A)        1.95%(A)       1.95%(A,B)
        Net investment income                                   .25%(A,B)          .69%(A)        1.21%(A)       1.14%(A,B)
      Portfolio turnover rate                                 31.89%(B)           43.4%           30.5%          21.0%(B)
      Average commission rate paid(D)                        $0.0630                --              --             --


      Net assets, end of period (in thousands)               $80,789            $76,100         $59,985        $55,022

(dagger) For the period  September 1, 1993  (commencement of operations) to
         March 31, 1994.
     (A) Net of fees waived pursuant to a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by the Adviser, the annualized ratio of expenses to average daily net assets for the period September 1, 1993 to March 31, 1994, for the years ended March 31, 1995, March 31, 1996 and the six months ended September 30, 1996 would have been 2.28%, 2.12%, 2.20% and 2.12%, respectively.
     (B) Annualized
     (C) Not annualized
     (D) Pursuant to SEC regulations effective for fiscal years beginning after September 1, 1995, this is the average commission rate paid on securities purchased and sold by the Fund.

    See notes to financial statements.

   Notes to Financial Statements
   Legg Mason Investors Trust, Inc.
   American Leading Companies Trust

   (Amounts in Thousands)  (Unaudited)
--------------------------------------------------------------------------------
1. Significant Accounting Policies:
           The Legg Mason Investors Trust, Inc. ("Trust"), consisting of the American Leading Companies Trust ("Fund") and the Balanced Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund was organized on May 5, 1993 and had no operations prior to September 1, 1993, other than those related to organizational matters.

      Security Valuation
           Securities traded on national securities exchanges are valued at the last quoted sales price. Over-the-counter securities, and listed securities for which no sales price is available are valued at the mean between the latest bid and asked prices. Short-term securities are valued at cost which, when combined with accrued interest receivable, approximates current value.

      Dividends and Distributions to Shareholders
           Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Net investment income for dividend purposes consists of dividends and interest earned, less expenses.
           Dividends from net investment income and distributions from capital gains are recorded on the ex-dividend date. Dividends from net investment income and distributions from net capital gains, if available, will be made annually. Additional distributions will be made when necessary.

      Security Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. At September 30, 1996, $533 was receivable for securities sold but not yet delivered.

      Repurchase Agreements
           All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially.

      Deferred Organizational Expenses
           Deferred organizational expenses of $89 are being amortized on a straight-line basis over 5 years commencing on the date operations began.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income to its shareholders. The Fund has unused capital loss carryforwards for federal income tax purposes of $1,574 which expire in March 2004.

      Use of Estimates
           The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
           Investment transactions for the six months ended September 30, 1996 (excluding short-term securities) were as follows:

           Purchases                         $11,804
           Proceeds from sales                15,544


           At September 30, 1996, the cost of securities for federal income tax purposes was $61,231. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,549 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $484. The net unrealized appreciation for tax purposes is $19,065.

3. Fund Share Transactions:
           At September 30, 1996, there were 1,000,000 shares authorized at $.001 par value for all portfolios of the Trust (including the Fund). Transactions in Fund shares were as follows:

                                 For the                  For the
                            Six Months Ended            Year Ended
                           September 30, 1996         March 31, 1996
--------------------------------------------------------------------------------
                            Shares    Amount         Shares    Amount
--------------------------------------------------------------------------------
      Sold                     435   $ 5,453          1,457   $ 16,227
      Reinvestment of
        distributions            5        60             54        594
      Repurchased             (563)   (7,051)        (1,178)   (13,181)
--------------------------------------------------------------------------------
      Net change              (123)  $(1,538)           333   $  3,640
================================================================================

4. Transactions With Affiliates:
           The Fund has a management agreement with Legg Mason Fund Adviser, Inc. ("Manager"), a corporate affiliate of Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange and the distributor for the Fund. Under this agreement, the Manager provides the Fund with management and administrative services for which the Fund pays a fee at an annual rate of 0.75% of average daily net assets, calculated daily and payable monthly. At September 30, 1996, $42 was due to the Manager. The agreement with the Manager provides that expense reimbursements be made to the Fund for expenses which in any month are in excess of an annual rate of 1.95%, based on average daily net assets. For the six months ended September 30, 1996, advisory fees of $65 were waived.
           Legg Mason Capital Managment, Inc. ("Adviser"), a corporate affiliate of the Manager and Legg Mason, serves as investment adviser to the Fund. The Adviser is responsible for the actual investment activity of the Fund, for which the Manager (not the Fund) pays the Adviser a fee at an annual rate equal to 40% of the fee received by the Manager.
           Legg Mason, as distributor of the Fund, receives an annual distribution fee of 0.75% and an annual service fee of 0.25% of the Fund's average daily net assets, calculated daily and payable monthly. At September 30, 1996, $65 was due to the distributor. Legg Mason has an agreement with the Fund's transfer agent to assist with certain of its duties. For this assistance, Legg Mason was paid $11 by the transfer agent for the six months ended September 30, 1996. No brokerage commissions were paid to Legg Mason or its affiliates during the six months ended September 30, 1996.
           In November 1995, the Fund, along with certain other Legg Mason Funds, entered into a $75 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit
      Agreement, each participating Fund is liable only for prinicipal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended September 30, 1996, the Fund had no borrowings under the line of credit.